UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 26, 2007
IdleAire Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-51966	62-1829384

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 N. Cedar Bluff Road, Suite 200, Knoxville, TN	37923

(Address of principal executive offices)	(Zip Code)
(865) 437-3600

(Registrant’s telephone number, including area code)
Not Applicable

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On July 26, 2007, IdleAire Technologies Corporation (“IdleAire”) issued a press release announcing that it will release second quarter earnings via a live conference call on Wednesday, August 15, 2007.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Exhibit
99.1	Press release dated July 26, 2007 announcing release of second quarter earnings via a live conference call on Wednesday, August 15, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDLEAIRE TECHNOLOGIES CORPORATION
Date: July 27, 2007	By:	/s/ Michael C. Crabtree
Michael C. Crabtree
President and Chief Executive Officer